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
                                                                                                                 CMB Nos. 1210-0016
              Form 5500-C/R                         Return/Report of Employee Benefit Plan                                1210-0089

        Department of the Treasury                     (With fewer than 100 participants)                               1995
         Internal Revenue Service          This form is required to be filed under sections 104 and 4065 of the Employee

           Department of Labor                Retirement Income Security Act of 1974 and sections 6039D,         This Form Is Open
       Pension and Welfare Benefits                                    6047(e),                                to Public Inspection.
              Administration                      6057(b), and 6058(a) of the Internal Revenue Code.
   Pension Benefit Guaranty Corporation                       > See separate instructions
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For the calendar plan year 1995 or fiscal plan year  beginning  October 1, 1995, and ending September 30, 1996.
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     If  A(1)  through  A(4),  B,  C,  and/or  D do not  apply  to  this  year's return/report, For IRS Use Only leave the boxes unmarked. EP-ID

     You must  check  either  box A(5) or A(6),  whichever  is  applicable.  See instructions.
A    This report/return is:                                                (5)   Form 5500-C filer check here.................
     (1)      the first return/report filed for the plan;                        (Complete only pages 1 and 3 through 6.)
                                                                                 (Code section 6039D filers see instructions
     (2)      an amended return/report;                                          on page 5.)
     (3)      the final return/report filed for the plan; or               (6)   Form 5500-R filer check here.................
     (4)      a short plan year return/report (less than 12 months).        X
                                                                                 (Complete only pages 1 and 2.  Detach pages 3
                                                                                  through 6 before filing.)  If you checked box (1)
                                                                                  or (3), you must file a Form 5500-C.
                                                                                 (See page 6 of the instructions.)

     IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT.  IF ANY INFORMATION IS MISSING, ADD IT.  PLEASE USE
     RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B    Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan ..........  >
C    If your plan year changed since the last return/report, check here ......................................................  >
D    If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension  >
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1a   Name and address of plan sponsor (employer, if for a single-employer plan)          1b   Employer identification number (EIN)
     (Address should include room or suite no.)                                               31     1303854
                                                                                         -----------------------------------------
                                                                                         1c   Sponsor's telephone number
           WINTON FINANCIAL CORPORATION                                                      (513) 385-3880
                                                                                         -----------------------------------------
           5511 CHEVIOT ROAD                                                             1d   Business code (see instructions,
                                                                                              page 19)
           CINCINNATI, OH 45247                                                               6120
                                                                                         -----------------------------------------
                                                                                         1e   CUSIP Issuer number

                                                                                         -----------------------------------------
---------------------------------------------------------------------------------
2a   Name and address of plan administrator (if same as plan sponsor, enter "Same")      2b   Administrator's EIN
           SAME
                                                                                         -----------------------------------------
                                                                                         2c   Administrator's telephone number

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3a  If  you  are  filing  this  page  without  the  preprinted  historical  plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in lines 3a and/or
     3b and complete line 3c.
  a  Sponsor....................................................     EIN ....................   Plan number .......................
  b  Administrator..............................................     EIN ..........................................................
  c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only?  (See line 3c on page 9 of the instructions for the definition of sponsorship.)  Enter "Yes" or "No."  >
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4    ENTITY CODE.  (If not shown, enter the applicable code from page 9 of the                    A
     instructions.)  >
-------------------------------------------------------------------------------------------- -------------------------------------
5a   Name of plan >   WINTON SAVINGS & LOAN CASH & DEFERRED PLAN......................       5b   Effective date of plan (mo., day,
                                                                                             yr.)
 .....................................................................................            01/01/83
-------------------------------------------------------------------------------------------- --------------------------------------
     All filers must complete 6a through 6d, as applicable.                                  5c   Three-digit
6a       Welfare benefit plan                   6b       Pension benefit plan.                    plan number  >    002
                                                                                             --------------------------------------
                                                                                             --------------------------------------
     (If the correct codes are not preprinted below, enter the applicable codes from }       2
     page 9 of the instructions in the boxes.)
                                                                                             --------------------------------------
                                                                                     }
                                                                                             --------------------------------------


                                                                                             --------------------------------------
6c   Pension plan features.  (If the correct codes are not preprinted below, enter            C        G
     the applicable pension plan feature codes from page 9 of the instructions
     in the boxes.)                                                                          --------------------------------------



6d       Fringe benefit plan.  Attach Schedule F (Form 5500).  See instructions.
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Caution:  A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
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Under penalties or perjury and other penalties set forth in the instructions,  I
declare  that  I  have  examined  this  return/report,   including  accompanying
schedules  and  statements,  and to the best of my knowledge  and belief,  it is true, correct, and complete.

Signature of employer/plan sponsor  > ..................................................................  Date  > .................
Type or print name of individual signing for employer/plan sponsor    JAMES W BRIGGER, SECRETARY ..................................
Signature of plan administrator  > .....................................................................  Date  > .................
Type or print name of individual signing for plan sponsor    JAMES W BRIGGER, SECRETARY
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For Paperwork Reduction Act Notice, see page 1 of the instructions.                                             Form 5500-C/R (1995)
HLA
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
Form 5500-C/R (1995)  5500-R filers, complete pages 1 and 2 only.  Form 5500-C filers, complete page 1, skip page 2, and complete pages 3 through 6.  Page 2
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  6e Check investment arrangement(s): (1)   Master trust  (2)   Common/Collective trust  (3)   Pooled                 Yes     No
separate account
--------------------------------------------------------------------------------------------------------      -----  -----  -----

  7a Total participants:  (1) At the beginning of plan year >    72..(2) At the end of plan year >    66
    b Enter number of participants with account balances at the end of the plan year
     (defined benefit plans do not complete this item) >    66.....
    c   (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for which a Schedule SSA (Form 5500) is
            required to be attached?  (See instructions)      ...................                              7c(1)           x
                                                                                                               -----  -----  -----
        (2) If "Yes," enter the number of separated participants required to be reported >
--------------------------------------------------------------------------------------------------------------

  8a Was this plan terminated during this plan year or any prior plan year?  If "Yes," enter the year >....    8a              x
                                                                                                               -----  -----  -----
     b  Were  all  the  plan  assets  either   distributed  to  participants  or
        beneficiaries, transferred to another 8b x plan, or brought under the control of
       PBGC?                                                                                                   8b              x
                                                                                                               -----  -----  -----
    c  If line 8a is  "Yes,"  and  the  plan is  covered  by  PBGC,  is the  plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year
       in which assets are distributed or brought under the control of PBGC?                                   8c      n/a
-------------------------------------------------------------------------------------------------------------- -----  -----  -----
  9  Is this a plan established or maintained pursuant to one or more collective bargaining agreements?...     9               x
--------------------------------------------------------------------------------------------------------------
                                                                                                               -----  -----  -----
 10  If any benefits are provided by an insurance company,  insurance service,  or similar organization, enter the number of
     Schedules A (Form 5500), Insurance Information, that are attached.  If none, enter -0-. >        0
--------------------------------------------------------------------------------------------------------------
                                                                                                               -----  -----  -----
11a  (1)Were any plan amendments adopted during this plan year?...........................................     11a(1)          x
                                                                                                               -----  -----  -----
     (2)Enter the date the most recent amendment was adopted >   Month   7.... Day  1....  Year  8......
                                                                                                               -----  -----  -----
  b  If line 11a is "Yes," did any amendment  result in a retroactive  reduction
     of accrued benefits for any 11b participant?                                                              11b
                                                                                                               -----  -----  -----
  c  If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications
     available at the time of the amendment?                                                                   11c
                                                                                                               -----  -----  -----
  d  If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments  referred to on line 11c
     been both furnished to participants and filed with the Department of 11d Labor?                           11d
-------------------------------------------------------------------------------------------------------------- -----  -----  -----
12a  If this is a pension benefit plan subject to the minimum funding  standards, has the plan experienced a funding deficiency
     for this plan year?  (See instructions).............................................................      12a     n/a
                                                                                                               -----  -----  -----
    b   If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?............................      12b
                                                                                                               -----  -----  -----
    c   Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after    12c     n/a
        the end of the plan year?  (See instructions.)
                                                                                                               -----  -----  -----
    d If a change in the  actuarial  funding  method  was made for the plan year                               12d     n/a
      pursuant to a Revenue Procedure providing 12d n/a automatic approval for the change,  indicate whether the plan sponsor/administrator agrees to the change.
-------------------------------------------------------------------------------------------------------------- -----  -----  -----
13a  Total plan assets as of the beginning    1,444,341    and end     1,577,706      of the plan year
  b  Total liabilities as of the beginning            0    and end             0      of the plan year
  c  Net assets as of the beginning>          1,444,341    and end   > 1,577,706      of the plan year
-------------------------------------------------------------------------------------------------------------- -----  -----  -----
14   For this plan year, enter:  a  Plan income        221,219                            d  Plan contributions  155,907
                                 b  Expenses           87,854                             e  Total benefits paid  87,854
                                 c  Net income (loss) (subtract 14b from 14a)  133,365
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15   You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must
enter a                                                                                                 Yes    No          Amount
     a dollar amount in the amount column.  During this plan year:
                                                                                               ------- ------ ------- -------------
   a Was this plan covered by a fidelity bond?                                                 15a      x                 2,000,000
                                                                                               ------- ------ ------- -------------

   b If line 15a is "Yes," enter the name of the surety company > OHIO CASUALTY
   c Was there any loss to the plan, whether or not reimbursed, caused by fraud or             15c             x
     dishonesty?
                                                                                               ------- ------ ------- -------------
   d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly
     paid employees of the employer, any owner of a 10% or more interest in the employer, or   15d             x
     relatives of any such persons?....................................................
                                                                                               ------- ------ ------- -------------
   e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid
     employees of the employer, any owner of a 10% or more interest in the employer, or        15e             x
     relatives of any such persons?                                                            ------- ------ ------- -------------

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


   f Did the plan acquire or hold any employer security or employer real property?.....        15f      x                  799,538
                                                                                               ------- ------ ------- -------------

   g Has the plan granted an extension on any delinquent loan owed to the plan?........        15g             x
                                                                                               ------- ------ ------- -------------
   h Were any participant contributions transmitted to the plan more than 31 days after receipt or
     withholding by the employer?......................................................        15h             x
                                                                                               ------- ------ ------- -------------
   i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in
     default as of the close of the plan year?.........................................        15i             x
                                                                                               ------- ------ ------- -------------
   j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the
     plan or received anything of value from any such party?                                   15j             x
                                                                                               ------- ------ ------- -------------
   k Did the  plan at any  time  hold 20% or more of its  assets  in any  single security, debt, mortgage, parcel
     of real estate, or partnership/joint venture interests?                                   15k      x                  799,538
                                                                                               ------- ------ ------- -------------
   l Did the plan at any time engage in any transaction or series of related transactions involving 20% or
     more of the current value of plan assets?                                                 15l             x
                                                                                               ------- ------ ------- -------------
  m  Were there any noncash contributions made to the plan the value of which was not          15m             x
     without an appraisal by an independent third party?
                                                                                               ------- ------ ------- -------------
   n Were there any purchases of nonpublicly traded securities by the plan the value of which was set
     without an appraisal by an independent third party                                        15n             x
                                                                                               ------- ------ ------- -------------
   o Has the plan reduced or failed to provide any benefit when due under the plan because     15o             x
     of insufficient assets?
---------------------------------------------------------------------------------------------- ------- ------ ------- -------------
16a If  the  plan  covered  under  the  Pension  Benefit  Guaranty   Corporation
    termination  insurance program?   Yes     X  No      Not determined
  b If line 16a is "Yes" or "Not determined," enter the employer  identification number and the plan number used to identify it.
     Employer identification number>                                   Plan number>
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